SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT, dated as February 1, 2016, is entered into by and between JDF Capital, Inc., a New York corporation (the "**JDF**"), and Vigere Capital LP a Delaware limited partnership ("**Vigere**").

WITNESSETH:

WHEREAS, pursuant to a Securities Purchase Agreement dated as of July 22, 2014 with Lithium Exploration Group, Inc. ("**LEXG**") JDF is the holder of a Convertible Promissory Note of LEXG dated July 22, 2014 in the original principal amount of $708,000 which note is attached hereto as Exhibit "A" (the "**LEXG Note**");

AND WHEREAS, as at the date of this Agreement, there is approximately $539,000 in unpaid principal in respect of the LEXG Note, plus interest at the rate of 12% per annum accruing from January 22, 2016;

AND WHEREAS, pursuant to a Securities Purchase Agreement dated as of September 10, 2015 with Pocket Games, Inc. ("**PGI**") Vigere is the holder of a Convertible Promissory Note of PGI dated September 10, 2015 in the original principal amount of $30,250 which note is attached hereto as Exhibit "B" (the "**September PGI Note**");

AND WHEREAS, as at the date of this Agreement, there is $30,250 in unpaid principal in respect of the September PGI Note, plus minimum unpaid interest of $2,430 due and payable on September 10, 2016;

AND WHEREAS, pursuant to a Securities Purchase Agreement dated as of October 15, 2015 with Pocket Games, Inc. ("**PGI**") Vigere is the holder of a Convertible Promissory Note of PGI dated October 15, 2015 in the original principal amount of $30,250 which note is attached hereto as Exhibit "C" (the "**October PGI Note**") (the "September PGI Note and the October PGI Note are individually and collectively referred to herein as the "**PGI Notes**";

AND WHEREAS, as at the date of this Agreement, there is $30,250 in unpaid principal in respect of the October PGI Note, plus minimum unpaid interest of $2,430 due and payable on October 15, 2016;

AND WHEREAS Vigere wishes to acquire all right title and interest of JDF in and to a $70,500 portion of the LEXG Note, including but not limited to all interest and penalties accrued or accruing on said portion of the LEXG Note, subject to and upon the terms and conditions of this Agreement.

AND WHEREAS, in consideration for the sale of the LEXG Note to Vigere, JDF wishes to acquire all right title and interest of Vigere in and to the PGI Notes, including but not limited to all interest thereon, subject to and upon the terms and conditions of this Agreement.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. INTERPRETATION

1.1 As used herein, each of the following terms has the meaning set forth below, unless the context otherwise requires:

"**Affiliate**" means, with respect to a specific Person referred to in the relevant provision, another Person who or which controls or is controlled by or is under common control with such specified Person.

"**Closing Date**" means the effective date of the assignment of the LEXG Note to Vigere, and the concurrent assignment of the PGI Notes to JDF, as set out in Section 8 of this Agreement.

"**Person**" means any living person or any entity, such as, but not necessarily limited to, a corporation, partnership or trust.

2. PURCHASE AND SALE

2.1 Vigere hereby agrees to acquire from JDF, and JDF agrees to assign to Vigere on the Closing Date (as hereinafter defined), subject to the terms and conditions of this Agreement, all right, title and interest of JDF in and to a $70,500 portion of the LEXG Note.

2.2 In full consideration for the $70,500 portion of the LEXG Note assigned to Vigere hereunder, JDF agrees to acquire from Vigere, and Vigere agrees to:

(i) assign to JDF on the Closing Date (as hereinafter defined), subject to the terms and conditions of this Agreement, all right, title and interest of Vigere in and to the PGI Notes; and

(ii) pay to JDF, on the Closing Date (as hereinafter defined), Ten Thousand Dollars ($10,000) by wire transfer to an account designated by JDF.

3. REPRESENTATIONS AND WARRANTIES OF JDF

3.1 To induce Vigere to enter into and complete the transactions contemplated hereby and to purchase the LEXG, JDF, with the knowledge and intent that Vigere is relying on such representations and warranties in entering into this Agreement (which representations and warranties, other than those set forth in Section 3.1(e) hereof, shall not survive the Closing), hereby warrants and represents to Vigere as follows:

(a) JDF is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and it has full right, power and authority and has taken all action necessary to execute and deliver this Agreement and any agreement or instrument referred to or contemplated by this Agreement and to fulfill its obligations hereunder and to consummate the transactions contemplated hereby;

(b) This Agreement and all documents required to be executed herby have been duly and validly authorized, executed and delivered by JDF and are legal, valid and binding obligations of JDF, enforceable against it in accordance with their terms;

(c) The execution, delivery and performance by JDF of this Agreement does not violate any contractual restriction contained in any agreement that binds or affects or purports to bind or affect JDF;

(d) JDF is not a party to any agreement, written or oral, creating rights in respect of the LEXG Note in any third party or relating to the voting of the LEXG Note;

(e) JDF is the sole lawful and beneficial owner of the LEXG Note, free and clear of all security interests, liens, encumbrances, mortgages, pledges, and other charges of any kind, and it has not directly or indirectly transferred, assigned or otherwise encumbered the LEXG Note in whole or in part;

(f) At the Closing there will be no outstanding or authorized options, warrants, rights, calls, commitments, conversion rights, rights of exchange or other agreements of any character, contingent or otherwise, providing for the purchase, issuance, or sale of the LEXG Note, or any arrangements that require or permit any of the LEXG Note to be voted by or at the discretion of anyone other than JDF, and there are no restrictions of any kind on the transfer of any of the LEXG Note other than restrictions on transfer imposed by applicable securities laws or by the LEXG's Articles;

(g) no person or entity has any agreement, option, understanding or commitment, or any right or privilege (whether by law, pre-emptive or contractual right), capable of becoming an agreement, option or commitment for the purchase from it of any of, or the realization of a security interest over, the LEXG Note;

(h) all approvals, authorizations or other actions by, or filings with, any governmental authority necessary for the validity or enforceability of JDF's obligations under this Agreement and all documents to be executed and delivered by it hereunder have been obtained;

(i) no broker, finder or other entity acting under the authority of JDF or any of its affiliates is entitled to any broker's commission or other fee in connection with this Agreement for which Vigere could be responsible;

(j) As at the Closing Date, there is not less than $70,500 in unpaid principal underlying the LEXG Note, plus unpaid interest accrued thereon from January 22, 2016 at the rate of 12% per annum;

(k) As at the Closing Date, to the knowledge of JDF, LEXG is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in the LEXG Note or in any agreement between LEXG and JDF pertaining to the LEXG Note, with the exception that LEXG has been and remains in default of its reporting obligations under the Securities Exchange Act of 1934, and/or the Securities Act of 1933.

(l) JDF is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the Securities Act of 133 by reason of Rule 501(a)(3), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way with Vigere, PGI, or any of their respective Affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and to evaluate the merits and risks of an investment in the PGI Notes, and (iv) able to afford the entire loss of its investment in the PGI Notes.

(m) JDF's offer to purchase the PGI Notes has not been induced by any representations with regard to future worth of the PGI Notes;

(n) JDF is acquiring the PGI Notes not with a view to resale or distribution in violation of the federal securities laws;

(o) JDF is purchasing the PGI Notes hereunder as principal, and is not acting as nominee for any person or company and JDF will be the sole beneficial owner of the PGI Notes;

(p) the PGI Notes have not been brought to the attention of JDF through, nor were they accompanied by, any advertisement or offering memorandum;

(q) JDF is capable of bearing the economic risks of an investment in the PGI Notes and JDF's present financial condition is such that it is under no present or contemplated future need to dispose of any of the PGI Notes to satisfy any existing or contemplated undertaking, need or indebtedness;

(r) the entering into of this Agreement and the transactions contemplated hereby will not result in a violation of any of the terms and provisions of any law applicable to JDF, or of any agreement to which JDF is a party or by which it is bound;

(s) neither the PGI Notes nor the common shares of PGI underlying the PGI Notes have been registered under the securities act of 1933, as amended (the "**Act**"), or applicable state securities laws, and may not be sold or transferred in the absence of such registration or receipt by PGI of an opinion of counsel, or other evidence, in the form, substance and scope reasonably satisfactory to PGI or its transfer agent that the PGI Notes or common shares underlying the PGI Notes may be sold, transferred, hypothecated or otherwise disposed of, under an exemption from registration under the Act and such state securities laws. At the discretion of the Company or its transfer agent, the certificates representing the PGI Notes or the common shares of PGI underlying the PGI Notes may bear a legend reflecting the restrictions described in this subsection (s); and

(t) LEXG hereby acknowledges and agrees that:

(i) Vigere and its counsel may rely on the representations and warranties made by JDF above in completing the sale of PGI Notes to LEXG; and

(ii) in the event that any of the common shares underlying the PGI Notes are subject to a hold period or any other restriction on resale and transferability, PGI may place a legend on the certificates representing such common shares as may be required by the applicable law or as it may otherwise deem necessary or advisable.

4. COVENANTS OF JDF

4.1 JDF covenants and agrees that it will, from the execution of this Agreement until the Closing Date, in respect of the LEXG Note:

(a) not permit the transfer, assignment, sale, encumbrance, hypothecation of the $70,500 portion of the LEXG Note being assigned to Vigere hereunder;

(b) not take or permit to be taken or suffer any action which would in any way impair or derogate from the right of Vigere to acquire on the Closing Date all right, title and interest, both real and beneficial, in and to the $70,500 portion of the LEXG Note, free and clear of all liens, changes and encumbrances whatsoever; and

(c) execute all stock Powers of Attorney, undertakings and any and all other documents which may be reasonably required in order to transfer the $70,500 portion of the LEXG Note to Vigere on the Closing Date, and will comply with all requirements of all applicable regulatory authorities which may be reasonably necessary to obtain the approvals of such regulatory authorities to the transfer of the $70,500 portion of the LEXG Note to Vigere.

4.2 JDF agrees to indemnify and hold harmless Vigere and its officers, directors, employees, shareholders, agents, and Affiliates from and against any losses, claims, damages, liabilities or expenses incurred (collectively, "Damages"), joint or several, and any action in respect thereof to which Vigere, its officers, directors, employees, shareholders, agents, or Affiliates becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of JDF contained in this Agreement, as such Damages are incurred, except to the extent such Damages result primarily from Vigere's negligence, recklessness or bad faith in performing its obligations under this Agreement.

5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF VIGERE

5.1 To induce JDF to enter into and complete the transactions contemplated hereby and to purchase the PGI, Vigere, with the knowledge and intent that JDF is relying on such representations and warranties in entering into this Agreement (which representations and warranties, other than those set forth in Section 5.1(e) hereof, shall not survive the Closing), hereby warrants and represents to JDF as follows:

(a) Vigere is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and it has full right, power and authority and has taken all action necessary to execute and deliver this Agreement and any agreement or instrument referred to or contemplated by this Agreement and to fulfill its obligations hereunder and to consummate the transactions contemplated hereby;

(b) This Agreement and all documents required to be executed herby have been duly and validly authorized, executed and delivered by Vigere and are legal, valid and binding obligations of Vigere, enforceable against it in accordance with their terms;

(c) The execution, delivery and performance by Vigere of this Agreement does not violate any contractual restriction contained in any agreement that binds or affects or purports to bind or affect Vigere;

(d) Vigere is not a party to any agreement, written or oral, creating rights in respect of the PGI Notes in any third party or relating to the voting of the PGI Notes;

(e) Vigere is the sole lawful and beneficial owner of the PGI Notes, free and clear of all security interests, liens, encumbrances, mortgages, pledges, and other charges of any kind, and it has not directly or indirectly transferred, assigned or otherwise encumbered the PGI Notse in whole or in part;

(f) At the Closing there will be no outstanding or authorized options, warrants, rights, calls, commitments, conversion rights, rights of exchange or other agreements of any character, contingent or otherwise, providing for the purchase, issuance, or sale of the PGI Notes, or any arrangements that require or permit any of the PGI Notes to be voted by or at the discretion of anyone other than Vigere, and there are no restrictions of any kind on the transfer of any of the PGI Notes other than restrictions on transfer imposed by applicable securities laws or by the PGI's Articles;

(g) no person or entity has any agreement, option, understanding or commitment, or any right or privilege (whether by law, pre-emptive or contractual right), capable of becoming an agreement, option or commitment for the purchase from it of any of, or the realization of a security interest over, the PGI Notes;

(h) all approvals, authorizations or other actions by, or filings with, any governmental authority necessary for the validity or enforceability of Vigere's obligations under this Agreement and all documents to be executed and delivered by it hereunder have been obtained;

(i) no broker, finder or other entity acting under the authority of Vigere or any of its affiliates is entitled to any broker's commission or other fee in connection with this Agreement for which JDF could be responsible;

(j) As at the Closing Date, there is $30,250 in unpaid principal in respect of the October PGI Note, plus minimum unpaid interest of $2,430 due and payable on October 15, 2016;

(k) As at the Closing Date, there is $30,250 in unpaid principal in respect of the September PGI Note, plus minimum unpaid interest of $2,430 due and payable on September 10, 2016;;

(l) As at the Closing Date, to the knowledge of Vigere, PGI is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in the PGI Notes or in any agreement between the PGI and Vigere pertaining to the PGI Notes;

(m) Vigere is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the Securities Act of 133 by reason of Rule 501(a)(3), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way with JDF, LEXG, or any of their respective Affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and to evaluate the merits and risks of an investment in the LEXG Notes, and (iv) able to afford the entire loss of its investment in the LEXG Notes.

(n) Vigere's offer to purchase the $70,500 portion of the LEXG Note has not been induced by any representations with regard to future worth of the $70,500 portion of the LEXG Note;

(o) Vigere is acquiring the the $70,500 portion of the LEXG Note not with a view to resale or distribution in violation of the federal securities laws;

(p) Vigere is purchasing the $70,500 portion of the LEXG Note hereunder as principal, and is not acting as nominee for any person or company and Vigere will be the sole beneficial owner of the $70,500 portion of the LEXG Notes being assigned hereunder;

(q) the LEXG Note has not been brought to the attention of Vigere through, nor were they accompanied by, any advertisement or offering memorandum;

(r) Vigere is capable of bearing the economic risks of an investment in the LEXG Note and Vigere's present financial condition is such that it is under no present or contemplated future need to dispose of any of the LEXG Note to satisfy any existing or contemplated undertaking, need or indebtedness;

(s) the entering into of this Agreement and the transactions contemplated hereby will not result in a violation of any of the terms and provisions of any law applicable to Vigere, or of any agreement to which Vigere is a party or by which it is bound;

(t) neither the LEXG Note nor the common shares of LEXG underlying the LEXG Notes have been registered under the securities act of 1933, as amended (the "**Act**"), or applicable state securities laws, and may not be sold or transferred in the absence of such registration or receipt by LEXG of an opinion of counsel, or other

evidence, in the form, substance and scope reasonably satisfactory to LEXG or its transfer agent that the LEXG Notes or common shares underlying the LEXG Note may be sold, transferred, hypothecated or otherwise disposed of, under an exemption from registration under the Act and such state securities laws. At the discretion of the Company or its transfer agent, the certificates representing the LEXG Note or the common shares of LEXG underlying the LEXG Note may bear a legend reflecting the restrictions described in this subsection (t); and

(u) PGI hereby acknowledges and agrees that:

(i) JDF and its counsel may rely on the representations and warranties made by Vigere above in completing the sale of the $70,500 portion of the LEXG Note to PGI; and

(ii) in the event that any of the common shares underlying the LEXG Note

are subject to a hold period or any other restriction on resale and transferability, LEXG may place a legend on the certificates representing such common shares as may be required by the applicable law or as it may otherwise deem necessary or advisable.

6. COVENANTS OF VIGERE

6.1 Vigere covenants and agrees that it will, from the execution of this Agreement until the Closing Date, in respect of the PGI Notes:

(a) not permit the transfer, assignment, sale, encumbrance, hypothecation of the PGI Notes;

(b) not take or permit to be taken or suffer any action which would in any way impair or derogate from the right of JDF to acquire on the Closing Date all right, title and interest, both real and beneficial, in and to the PGI Notes, free and clear of all liens, changes and encumbrances whatsoever; and

(c) execute all stock Powers of Attorney, undertakings and any and all other documents which may be reasonably required in order to transfer the PGI Notes to JDF on the Closing Date, and will comply with all requirements of all applicable regulatory authorities which may be reasonably necessary to obtain the approvals of such regulatory authorities to the transfer of the PGI Notes to JDF.

6.2 Vigere agrees to indemnify and hold harmless JDF and its officers, directors, employees, shareholders, agents, and Affiliates from and against any losses, claims, damages, liabilities or expenses incurred (collectively, "Damages"), joint or several, and any action in respect thereof to which JDF, its officers, directors, employees, shareholders, agents, or Affiliates becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Vigere contained in this Agreement, as such Damages are incurred, except to the extent such Damages result primarily from JDF's

negligence, recklessness or bad faith in performing its obligations under this Agreement.

7. CLOSING CONDITIONS

7.1 The obligation of Vigere to carry out the terms of this Agreement and to complete the purchase of the $70,500 portion of the LEXG Note is subject to the fulfillment, on or before the Closing Date, of each of the following conditions, each of which is for the exclusive benefit of Vigere:

(a) the warranties and representations of JDF as set forth in section 3.1 of this Agreement shall be true and correct in every material aspect on the Closing Date as if such warranties and representations had been made by JDF on the Closing Date.

7.2 The conditions set forth in section 7.1 are for the exclusive benefit of Vigere and may be waived by Vigere in writing in whole or in part at any time on or before the Closing Date.

7.3 The obligation of JDF to carry out the terms of this Agreement and to complete the purchase of the PGI Notes is subject to the fulfillment, on or before the Closing Date, of each of the following conditions, each of which is for the exclusive benefit of JDF:

(a) the warranties and representations of Vigere as set forth in section 5.1 of this Agreement shall be true and correct in every material aspect on the Closing Date as if such warranties and representations had been made by Vigere on the Closing Date.

7.4 The conditions set forth in section 7.3 are for the exclusive benefit of JDF and may be waived by JDF in writing in whole or in part at any time on or before the Closing Date.

8. CLOSING DATE

7.1 Unless otherwise agreed, the Closing Date is, and the Closing of the acquisition of the Purchased Securities contemplated by this Agreement will take place on February 2, 2016 or on such earlier or later date as may be mutually agreed upon by the parties in writing.

9. DELIVERIES ON CLOSING

9.1 On closing, JDF will deliver or cause to be delivered to Vigere on behalf of Vigere or their assigns all required documentation, as acceptable to Vigere acting reasonably, representing the $70,500 portion of the LEXG Note as registered in the name of JDF together with duly completed and executed notice of assignment in the forms attached hereto as Exhibit "D" in the name of Vigere, or such other documentation as may be required by, and acceptable to, Vigere, in order to duly transfer the $70,500 portion of the LEXG Note to Vigere or its assigns.

9.2 On closing, Vigere will deliver or cause to be delivered to JDF on behalf of JDF or its assigns all required documentation, as acceptable to JDF acting reasonably, representing the PGI Notes as registered in the name of Vigere together with duly completed and executed notice of assignment in the forms attached hereto as Exhibit "E-1" and Exhibit "E-2" in the name of JDF,

or such other documentation as may be required by, and acceptable to, JDF, in order to duly transfer the PGI Notes to JDF or its assigns.

10. GENERAL PROVISIONS

10.1 Time is and will be of the essence of each and every provision of this Agreement.

10.2 Each party will, at its own expense, execute and deliver all such further documents and instruments, given all such further assurances, and do all such acts and things as the other parties may, either before or after the Closing Date, reasonably require to carry out the full intent and meaning of this Agreement, but without payment of any consideration therefore.

10.3 This Agreement contains the whole agreement between JDF and Vigere in respect of the subject matter hereof and supersedes and replaces all prior negotiations, communications and correspondence. There are no warranties, representations, terms conditions or collateral agreements, express or implied, statutory or otherwise, other than as expressly set forth in this Agreement.

10.4 This Agreement shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.

10.5 This Agreement is being delivered in and is intended to be performed in the State New York, and shall be construed and interpreted in accordance with the laws of the State of New York and the federal laws applicable therein. The parties irrevocably attorn to the jurisdiction of the courts of New York and the venue for any actions or arbitrations arising out of this Agreement will be a New York court of suitable jurisdiction.

10.6 All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.

10.7 If any provision of this Agreement shall be determined by an arbitrator or any court of competent jurisdiction to be illegal, invalid or unenforceable, that provision shall be severed from this Agreement and the remaining provisions shall continue in full force and effect.

10.8 This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereinafter set forth.

[signature block appears on next page]

IN WITNESS WHEREOF the parties have executed and delivered this Agreement as of the day and year first above written.

JDF CAPITAL, INC.

/s/

Name: John Fierro
Title: President

VIGERE CAPITAL LP

/

Name:
Title:

{W0294113.DOC}

EXHIBIT "A"

CONVERTIBLE PROMISSORY NOTE OF LITHIUM EXPLORATION GROUP, INC. DATED JULY 22, 2014

See Attached

EXHIBIT "B"

CONVERTIBLE PROMISSORY NOTE
OF POCKET GAMES, INC. DATED SEPTEMBER 10, 2016

See Attached

EXHIBIT "C"

**CONVERTIBLE PROMISSORY NOTE
OF POCKET GAMES, INC. DATED OCTOBER 15, 2016**

See Attached

EXHIBIT "D"

CONVERTIBLE PROMISSORY NOTE
NOTICE OF ASSIGNMENT

TO: **LITHIUM EXPLORATION GROUP, INC.** (the "**Company**")

BE ADVISED THAT, FOR VALUE RECEIVED, a $70,500 (consisting of principal) portion of the Convertible Promissory Note of Lithium Exploration Group, Inc. dated July 22, 2014 of the Company held by **JDF CAPITAL INC.** (the "**Holder**") (the "**LEXG Note**"), plus unpaid interest accrued thereon at the rate of 12% per annum from January 22, 2016, and all rights evidenced thereby are hereby assigned on a pre-conversion basis with effect from ______________________________ to ______________________________. (the "**Assignee**") whose address is

____

____

Attn: ____________________

Telephone No.: ____________________

Fax No.: ____________________

Email: ____________________

Dated: ____________________

JDF CAPITAL INC.

____
Name: John Fierro
Title: President

ACKNOWLEDGED AND AGREED AS AT February ___, 2016.

ASSIGNEE.

____
Name:
Title:

LITHIUM EXPLORATION GROUP, INC.

____
Name: Alexander Walsh
Title: President

{W0294113.DOC}

EXHIBIT "E-1"

SECURED CONVERTIBLE PROMISSORY NOTE
NOTICE OF ASSIGNMENT

TO: **POCKET GAMES, INC.** (the "**Company**")

BE ADVISED THAT, FOR VALUE RECEIVED, a $30,250 (consisting of principal) portion of the Convertible Promissory Note of Pocket Games, Inc. dated September 10, 2015 of the Company held by **Vigere Capital LP.** (the "**Holder**") (the "**PGI Note**"), plus minimum unpaid interest of $2,430 due and payable on September 10, 2016; and all rights evidenced thereby are hereby assigned on a pre-conversion basis with effect from ______________________________ to **JDF CAPITAL INC.** (the "**Assignee**") whose address is

96 Village Center Drive
Freehold, NJ 07728
tel: 732-410-4041
fax: 800-319-6863

Attn: John Fierro

Email: john@jdfcap.com

VIGERE CAPITAL LP

____
Name:
Title:

ACKNOWLEDGED AND AGREED AS AT February ___, 2016.

JDF CAPITAL INC.

____
Name:
Title:

POCKET GAMES, INC.

____
Name:
Title:

EXHIBIT "E-2"

SECURED CONVERTIBLE PROMISSORY NOTE
NOTICE OF ASSIGNMENT

TO: **POCKET GAMES, INC.** (the "**Company**")

BE ADVISED THAT, FOR VALUE RECEIVED, a $30,250 (consisting of principal) portion of the Convertible Promissory Note of Pocket Games, Inc. dated October 15, 2015 of the Company held by **Vigere Capital LP.** (the "**Holder**") (the "**PGI Note**"), plus minimum unpaid interest of $2,430 due and payable on October 15, 2016; and all rights evidenced thereby are hereby assigned on a pre-conversion basis with effect from ______________________________ to **JDF CAPITAL INC.** (the "**Assignee**") whose address is

96 Village Center Drive
Freehold, NJ 07728
tel: 732-410-4041
fax: 800-319-6863

Attn: John Fierro

Email: john@jdfcap.com

VIGERE CAPITAL LP

____
Name:
Title:

ACKNOWLEDGED AND AGREED AS AT February ___, 2016.

JDF CAPITAL INC.

____
Name:
Title:

POCKET GAMES, INC.

____
Name:
Title:

DEBT PURCHASE AGREEMENT

This Debt Purchase Agreement (the "Agreement") made as of this 25th day of March, 2016, by and between APG Capital Holdings, LLC (the "Buyer") and Blue Citi, LLC (the "Seller").

1. PURCHASE AND SALE OF THE CONVERTIBLE NOTE

Upon the terms and conditions herein contained, at the Closing (as hereinafter defined), the Seller hereby sells, assigns and transfers to the Buyer and the Buyer agrees to purchase from the Seller the "Transferred Rights" of the Seller and all rights thereto, free and clear of all liens, claims, pledges, mortgages, restrictions, obligations, security interests and encumbrances of any kind, nature and description. Transferred Rights shall mean all rights with respect to $39,000 in principal under that convertible promissory note issued to the Seller by LITHIUM EXPLORATION GROUP, INC. ("Borrower" or "Company") in the amount of $672,000 issued to JDF Capital, LLC dated July 22, 2014 (the "Note"). On March 9, 2015 a $100,000 portion of the Note was issued to Blue Citi PR, LLC. On June 11, 2015 the $100,000 purchase portion of the Note was assigned from Blue Citi PR, LLC to Blue Citi, LLC. By its signatures hereto the Borrower accepts the assignment of the Transferred Rights to Buyer and agrees that Buyer may convert the Transferred Rights into shares of the Company's common stock. The current value of the Note is $75,000 plus $4,000 in penalties along with accrued interest which is not being purchased at this closing.

2. CONSIDERATION

The purchase price for the Assigned Portion of the Note shall be the Buyer's payment of Thirty Nine Thousand Dollars exactly ($39,000.00) to the Seller less $1,750.00 in legal fees and $2,000 in fees to Brighton Capital, Ltd. for a net total of $35,250.00 to the Seller.

3. CLOSING

The closing of the transactions contemplated by this Agreement (the "Closing") shall take place simultaneously with the delivery of the Purchase Price via wire transfer of immediately available funds against the assignment of the Note.

4. **REPRESENTATIONS AND WARRANTIES OF SELLER** The Seller hereby represents and warrants to the Buyer as follows:

4.1 Status of the Seller and the Note. The Seller is the beneficial owner of the Note, and the Note is free and clear of all mortgages, pledges, restrictions, liens, charges, encumbrances, security interests, obligations or other claims. The Note is currently outstanding and Seller is informed by Company that the Note represents a bona fide debt obligation of the Company.

4.2 Authorization; Enforcement. (i) Seller has all requisite corporate power and authority to enter into and perform the Agreement and to consummate the transactions contemplated hereby and to sell each Note, in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by the Seller and the consummation by it of the transactions contemplated hereby (including, without limitation, the sale of the Note to the Buyer) have been duly authorized by the Seller and no furt5her consent or authorization of the Seller or its members is required, (iii) this

Agreement has been duly executed and delivered by the Seller, and (iv) this Agreement constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application.

4.3 No Conflicts. The execution, delivery and performance of this Agreement by the Seller and the consummation by the Seller of the transactions contemplated hereby (including, without limitation, the sale of the Note to the Buyer) will not (i) conflict with or result in a violation of any provision of its certificate of formation or other organizational documents, or (ii) violate or conflict with or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, note, bond, indenture or other instrument to which Seller are a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which Seller are subject) applicable to Seller or the Note is bound or affected. The Seller is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self-regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof.

4.4 Title; Rule 144 Matters. Seller has good and marketable title to the Note, free and clear of all liens, restrictions, pledges and encumbrances of any kind. Seller is not an "Affiliate" of the Company, as that term is defined in Rule 144 of the Securities Act of 1933, as amended (the "1933 Act").

4.6 Consent of the Company.

(i) The Company, as evidence by its signature at the foot of this Agreement, hereby represents and warrants that, upon delivery to the Company of the Note, the Company shall promptly cause to be issued to and in the name of Buyer one of more new executed Notes in the aggregate amount of up to $39,000.00 but otherwise having the sale terms (including, but not necessarily limited to, referring to the original issue date) as in the Note. The Note may contain the same restrictive legend as provided in the original Note, but no stop transfer order. The Note is currently outstanding in the entire amount stated and represents a bona fide debt obligation of the Company.

(ii) The signature by the Company also represents the Company's agreement to treat Buyer as a party to, and having all the rights of the Seller with respect to the Transferred Rights.

5. **REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGEMENTS OF THE BUYER.** The Buyer hereby represents warrants and acknowledges to the Seller as follows:

5.1 Sophisticated Investor. The Buyer has sufficient knowledge and experience of financial and business matters, is able to evaluate the merits and risks of the partial purchase of the Note and has had substantial experience in previous private and public purchases of securities. Buyer is an "accredited investor" within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission under the Securities Act;

5.2 Authorization; Enforcement. (i) Buyer has all requisite corporate power and authority to enter into and perform the Agreement and to consummate the transactions contemplated hereby and to purchase each Note, in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by the Buyer and the consummation by it of the transactions contemplated hereby (including, without limitation, the purchase of the Note by the Buyer) have been duly authorized by the Buyer and no further consent or authorization of the Buyer or its members is required, (iii) this Agreement has been duly executed and delivered by the Buyer, and (iv) this Agreement constitutes a legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application.

5.3 No Conflicts. The execution, delivery and performance of this Agreement by the Buyer and the consummation by the Buyer of the transactions contemplated hereby will not (i) conflict with or result in a violation of any provision of its certificate of formation or other organizational documents, or (ii) violate or conflict with or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, note, bond, indenture or other instrument to which Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which Buyer is subject) applicable to Seller or the Note is bound or affected. The Buyer is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self-regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof.

6. MISCELLANEOUS

6.1 Binding Effect; Benefits. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and permitted assigns. Except as otherwise set forth herein, this Agreement may not be assigned by any party hereto without the prior written consent of the other party hereto. Except as otherwise set forth herein, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by any reason of this Agreement.

6.2 Notices. All notices, requests, demands and other communications which are required to be or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person, or transmitted by telecopy or telex, or upon receipt after dispatch by certified or registered first class mail, postage prepaid, return receipt requested, to the party to whom the same is so given or made, at the following addresses (or such others as shall be provided in writing hereafter):

(a) If to the Buyer to:
APG Capital Holdings, LLC
300 Cadman Plaza West, 12th Floor,
Brooklyn, NY 11201
Attn: Finance

(b) If to the Seller to:
BLUE CITI, LLC
440 East 79th Street, Suite 4M
New York, NY 10075
Attn: Robert Malin

6.3 Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

6.4 Further Assurances. After the Closing, at the request of either party, the other party shall execute, acknowledge and deliver, without further consideration, all such further assignments, conveyances, endorsements, deeds, powers of attorney, consents and other documents and take such other action as may be reasonably requested to consummate the transactions contemplated by this Agreement.

6.5 Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not be deemed to be part of this Agreement or to affect the meaning or interpretation of this Agreement.

6.6 Counterparts. This Agreement may be executed in any number of counterparts and by facsimile, each of which, when executed, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

6.7 Governing Law. This Agreement shall be construed as to both validity and performance and enforced in accordance with and governed by the laws of the State of New York, without giving effect to the conflicts of law principles thereof.

6.8 Severability. If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of the Agreement shall be valid and enforced to the fullest extent permitted by law.

6.9 Amendments. This Agreement may not be modified or changed except by an instrument or instruments in writing executed by the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BUYER:

APG Capital Holdings, LLC

March 28, 2016

By: ____________________

Title: ____________________

SELLER:

BLUE CITI, LLC

By: [signature]

Title: Manager/Member

ACCEPTED AND AGREED:

LITHIUM EXPLORATION GROUP, INC.

By: [signature]

Title: CEO

EXHIBIT A

WIRE INSTRUCTIONS FOR SELLER

Blue Citi LLC Wire Instructions

Blue Citi LLC
440 East 79th Street
New York, NY 10075

TD Bank
1504 3rd Avenue
New York, NY 10028

Account # **4288528404**

ABA# **026013673**

Swift Number- NRTH33XXX

NON-AFFILIATION LETTER

March 25, 2016

Counsel to LITHIUM EXPLORATION GROUP, INC.

Counsel to APG CAPITAL HOLDINGS, LLC

Gentlemen:

Please let this letter serve as confirmation that Blue Citi, LLC is not now, and has not been during the preceding 90 days, an officer, director, 10% or more shareholder of LITHIUM EXPLORATION GROUP, INC. or in any other way an "affiliate" of LITHIUM EXPLORATION GROUP, INC. (as that term is defined in Rule 144(a) (1) adopted pursuant to the Securities Act of 1933, as amended).

Very truly yours,

BLUE CITI, LLC

By: [signature]

Title: Manager/Member